SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 27, 1996



                       KURZWEIL APPLIED INTELLIGENCE, INC.
             (Exact name of registrant as specified in its charter)




        Delaware                      0-20256               04-2815079
(State or other jurisdiction        (Commission           (I.R.S. Employer
   of  incorporation)               File Number)          Identification No.)


            411 Waverley Oaks Road
            Waltham, Massachusetts                                 02154
    (Address of principal executive offices)                    (Zip code)



       Registrant's telephone number, including area code: (617) 893-5151

Item 4.  Changes In Registrant's Certifying Accountant

The Company has reported the resignation of Ernst & Young LLP as the Company's independent public accountants on a Form 8-K dated June 28, 1996.

On September 27, 1996, the Audit Committee of the Board of Directors of the Company voted to engage Arthur Andersen LLP as the Company's independent public accountants.

During the Company's two most recent fiscal years and the interim period from February 1, 1996 through the date of the engagement of Arthur Andersen LLP, the Company has not consulted Arthur Andersen LLP on any matter.

                         ______________________________

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Kurzweil Applied Intelligence, Inc.



                                             /s/ Thomas E. Brew, Jr.
                                             -----------------------------------
                                             Thomas E. Brew, Jr.
                                             President & Chief Executive Officer

Date: September 27, 1996


                                      -3-